Exhibit 10.35

IN MAKING AN INVESTMENT DECISION, EXCHANGING SHAREHOLDERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE EXCHANGE OFFER, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK. THEY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Tecogen Inc.
Ilios Inc.

Share Exchange Agreement

To: Tecogen Inc.

1.    Exchange Offer. The undersigned (the “Exchanging Shareholder”) hereby agrees to exchange the number of shares (“Ilios Shares”) of common stock of Ilios Inc. (“Ilios”) owned by the Exchanging Shareholder for shares (“Tecogen Shares”) of common stock of Tecogen Inc. (“Tecogen”). The number of Ilios Shares to be transferred and exchanged and the number of Tecogen Shares for which they will be exchanged by the Exchanging Shareholder is set forth on the signature page. Upon the execution hereof by the Exchanging Shareholder, acceptance by Tecogen, and delivery of the certificates representing the Ilios Shares being transferred and exchanged, Tecogen will issue the number of Tecogen Shares to the Exchanging Shareholder shown on the signature page. Further, the Exchanging Shareholder hereby assigns and transfers to Tecogen all contractual and other rights related to the Ilios Shares and all claims and causes of action of any nature related to Ilios.

2.    Access to Information; Independent Investigation. The Exchanging Shareholder hereby represents that:

a.    The Exchanging Shareholder understands that Tecogen is a public company that files periodic reports with the Securities and Exchange Commission (the “SEC”). The Exchanging Shareholder has been advised that these reports are available online at www.sec.gov. The Exchanging Shareholder acknowledges that he has reviewed Tecogen’s most recent annual report on Form 10-K filed with the SEC and all filings made by Tecogen with the SEC since the filing of that document.

b.    The Exchanging Shareholder and the Exchanging Shareholder’s advisors have, prior to executing this Agreement, been given access and the opportunity to examine all pertinent books and records of both Ilios and Tecogen, and an opportunity to ask questions of, and to receive answers from, Ilios and Tecogen and to obtain any additional information necessary to verify the accuracy of the information provided to the Exchanging Shareholder. The Exchanging Shareholder and the Exchanging Shareholder's advisors have been furnished with all materials relating to the business, finances and operations of Ilios and Tecogen and materials relating to this transaction that have been requested.

c.    No warranties or representations have been made to the Exchanging Shareholder or the Exchanging Shareholder’s advisors concerning Ilios and Tecogen, their respective business or prospects, or other matters, by Ilios or Tecogen, their respective officers or employees, or any other person or entity, except as set forth in this Agreement.

3.    Representations by the Exchanging Shareholder.

a.    Ownership of Ilios Shares. The Exchanging Shareholder individually is the sole record and legal owner of the Ilios Shares shown on the signature page, which shares constitute all of the shares of capital stock and equity securities of Ilios owned by the Exchanging Shareholder. On acceptanceof this Agreement by Tecogen, the Exchanging Shareholder hereby transfers to Tecogen good title to the Exchanging Shareholder’s Ilios Shares, free and clear of any liens, security interests, encumbrances, rights and restrictions of any nature.
b.    Shares Not Registered; Indefinite Holding Period. The Exchanging Shareholder has been advised that the Exchanging Shareholder must be prepared to bear the economic risk of an investment in Tecogen for an indefinite period because:

Exhibit 10.35

(1)	the Tecogen Shares are not registered under applicable securities statutes, and Tecogen is under no obligation to register them;

(2)	the Tecogen Shares will be subject to restrictions on transfer until they may be sold pursuant to SEC Rule 144, which has a holding period and other requirements;

(3)	The Tecogen Shares are thinly traded on Nasdaq, and there may be insufficent interest in buyers to permit a sale of the Tecogen Shares.
c.    Acquisition for Own Account. The Exchanging Shareholder represents that the Tecogen Shares are being acquired solely for the Exchanging Shareholder's own account for investment and not with a view to any subsequent sale or other transfer of all or any portion thereof except a sale or transfer permitted by applicable securities laws.

d.    Further Representations. The Exchanging Shareholder further represents and warrants that:

(1)
The execution, delivery and performance of this Agreement by the Exchanging Shareholder, and the consummation by the Exchanging Shareholder of the transactions contemplated hereby, have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Exchanging Shareholder and constitutes a valid and binding obligation of the Exchanging Shareholder, enforceable in accordance with its terms.

(2)
The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Exchanging Shareholder will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, its organizational documents (if the Exchanging Shareholder is an entity) or any indenture, lease, agreement, or other instrument to which the Exchanging Shareholder is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Exchanging Shareholder.

4.    Representations of Tecogen. Tecogen hereby represents and warrants to the Exchanging Shareholder as follows.

a.    Valid Organization. Tecogen is a corporation duly organized, validly existing and in good standing under Delaware law. Tecogen has all requisite power and authority to carry on its business as now conducted, and to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement.

b.    Authorization. All action on the part of Tecogen, its officers and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by Tecogen, this Agreement shall constitute the legal, valid and binding obligation of Tecogen, enforceable against Tecogen in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.

c.    Validity and Binding Effect of Share. The Tecogen Shares will, upon issuance pursuant to the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

d.    Consents. All consents, approvals, orders and authorizations required on the part of Tecogen in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained, other than such filings required to be made after the closing under applicable federal and state securities laws.

e.    No Conflict. The execution and delivery of this Agreement by Tecogen and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of Tecogen or (ii) any material agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to Tecogen or its properties or assets.

f.    SEC Filings. Tecogen has filed or furnished (as applicable), on a timely basis, with the SEC all forms, reports, certifications, schedules, statements and other documents required by it to be filed or furnished (as applicable) under the Exchange Act or the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities

Exhibit 10.35

Act”) (such documents and any other documents filed or furnished by Tecogen with the SEC, as have been amended since the time of their filing, collectively, the “Tecogen SEC Documents”). As of their respective filing dates (and the date of their most recent amendment, supplement or modification as filed with the SEC), the Tecogen SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied with, in all material respects, the applicable requirements of the Exchange Act or the Securities Act, as the case may be.

5.    Exchanging Shareholder Release. By executing this Agreement, the Exchanging Shareholder hereby releases and forever discharges, to the fullest extent permitted by applicable law, on the Exchanging Shareholder’s own behalf (and on behalf of the Exchanging Shareholder’s affiliates, heirs, executors, successors and assigns), Ilios and Tecogen, and each of their respective affiliates, directors, officers, employees, agents, attorneys and representatives from any and all claims, demands, causes of action, proceedings, judgments, losses, obligations, contracts and indemnities whatsoever that the the Exchanging Shareholder may have against any of them arising out of actions or inactions by any of them or otherwise.

6.    Expenses. The parties shall each bear their own expenses incurred in connection with the transactions contemplated hereby.

7.    Miscellaneous.

a.    Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and by personal delivery, fax or email addressed to the party for which it is intended - if to the Exchanging Shareholder, to the address, fax number or email address of the Exchanging Shareholder set forth below, as it may subsequently changed on Tecogen’s books by notice from the Exchanging Shareholder; and if to Tecogen or Ilios, to the address indicated as its principal executive offices on its web site, attention: Chief Executive Officer. A notice shall be deemed given on the date it is personally delivered or sent by fax or email.

b.    Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors, and assignees of the Exchanging Shareholder.

c.    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of Massachusetts, except to the extent it involves any United States statute or regulations, in which case Federal law shall apply, and to the extent it involves provisions of the Delaware General Corporation Law, in accordance with Delaware law..

d.    Consent to Jurisdiction. The Exchanging Shareholder hereby consents and submits to the exclusive jurisdiction of the state and federal courts in Boston, Massachusetts with respect to all disputes arising in connection with this Agreement and consents that service of all papers in any proceeding hereunder may be made by certified or registered first class mail, return receipt requested.

e.    Survival of Representations. The parties agrees that all of their warranties, representations, acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

f.    Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Agreement may be evidenced by faxed or emailed signatures.

g.    Integration. This Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

[Signature page and questionnaire immediately follow.]

Exhibit 10.35

Share Exchange Agreement
Tecogen Inc. and Ilios Inc.
Signature Page and Questionnaire

By initialing the appropriate space below, the Exchanging Shareholder hereby represents that the Exchanging Shareholder:

(initials)	a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Tecogen Shares, with total assets in excess of $5,000,000.

(initials)	a natural person whose net worth, or joint net worth with spouse, exceeds $1,000,000 (excluding the net value, if positive, of residences)

(initials)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

(initials)	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Shares.

(initials)	an entity in which all of the equity owners fall within one of the categories set forth above.

(initials)	is not covered by one of the above categories

Number of Ilios Shares owned by the Exchanging Shareholder	Exchanging Shareholder’s name

Exchange Ratio: [Ÿ] Tecogen Shares for each [Ÿ] Ilios Share
Exchanging Shareholder’s signature
Number of Tecogen Shares being issued in exchange for the Ilios Shares owned by the Exchanging Shareholder	Exchanging Shareholder’s Title, if any
Social Security/Tax ID No.:_______________	Residence address of the Exchanging Shareholder

ACCEPTED: TECOGEN INC. By: _________________________ President	Email address: ______________________
Fax number: _______________________

Exhibit 10.35

Annex A to the Share Exchange Agreement
Registration Rights
The Company hereby grants the Exchanging Shareholder the following registration rights. It is the intention that this Annex A be made a part of and be incorporated into the Share Exchange Agreement to which this Annex A is attached (the “Share Exchange Agreement”). Capitalized terms used but not defined herein shall have the meanings as defined in the Share Exchange Agreement. All notice to be provided under this Annex A shall be deemed duly delivered and received in accordance with Section 8 of the Share Exchange Agreement.

1.	Definitions.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Holder” or “Holders” means the Exchanging Shareholder or the Exchanging Shareholder’s permitted assigns, but solely to the extent that the subject Registrable Securities have not been transferred, sold or assigned pursuant to the Registration Statement or in the aftermarket.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means, as of any date of determination: (a) all of the Tecogen Shares issued pursuant to the Share Exchange Agreement and any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144 promulgated by the Commission pursuant to the Securities Act, or (c) such securities are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144.
“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2.	Resale Shelf Registration.
(a)Within 90 days after the date of the Share Exchange Agreement, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC” or the “Commission”) a Registration Statement (which shall be on Form S-3 covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Annex, the Company shall use its commercially reasonable best efforts to cause a Registration Statement filed under this Annex (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (or file and keep continuously effective one or more replacement Registration Statements to register all Registrable Securities) until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”). The Company shall file a final Prospectus with the Commission as required by Rule 424 with respect to each Registration Statement.
(b)Each Holder agrees to furnish to the Company, upon the Company’s request, a completed questionnaire in the form requested by the Company (the “Selling Stockholder Questionnaire”).
3.Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

Exhibit 10.35

(a)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Annex), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Annex) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.
(b)Notify the Placement Agent and each Holder as promptly as reasonably possible (i) when the Registration Statement has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any governmental action, litigation, hearing or other proceeding (“Proceedings”) for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.
(c)Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
(d)Subject to the terms of this Annex and applicable law, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(e)Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(f)If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Share Exchange Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.
(g)Comply with all applicable rules and regulations of the Commission.
(h)Use best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.
(i)Furnish to any Holder, so long as the Holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

4.
Registration Expenses. All fees and expenses incident to the performance of or compliance with this Annex by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. In no event however shall the Company be responsible for any broker or similar commissions of any Holder or any legal fees or other costs of the Holders.

5.Indemnification.
(a)Indemnification by the Company. The Company shall, notwithstanding any termination of this Annex, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Tecogen Shares), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses

Exhibit 10.35

(collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto, preliminary prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act),or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Annex, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto (it being understood that the Holder has approved the contents of the Selling Stockholder Questionnaire for this purpose) or (ii) the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any governmental action, litigation, hearing or other proceeding arising from or in connection with the transactions contemplated by this Annex of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders.
(b)Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved the contents of the Selling Stockholder Questionnaire for this purpose), such Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto or (iii) to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. In no event shall the liability of any selling Holder under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)Conduct of Indemnification Proceedings. (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Annex, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
(i)An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party,

Exhibit 10.35

effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
(ii)Subject to the terms of this Annex, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.
(d)Contribution. (i) If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Annex, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
(i)The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute pursuant to this Section 6(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
(ii)The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
6.Miscellaneous.
(a)Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Annex, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Annex, including recovery of damages, shall be entitled to specific performance of its rights under this Annex. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Annex and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.
(b)Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.
(c)Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event that makes the Registration Statement outdated, defective or otherwise unavailable, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company or an agent of the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, and shall advise each Holder thereof as promptly as practicable in writing.